March 1, 2016
(as revised July 25, 2016)
2016 Summary Prospectus
►	iShares Baa - Ba Rated Corporate Bond ETF | QLTB | BATS
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://us.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 1, 2016, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®
On June 23, 2016, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on August 23, 2016, subject to applicable law, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 24, 2016. Proceeds of the liquidation are currently scheduled to be sent to shareholders by August 30, 2016.
When the Fund commences liquidation of its portfolio, which is anticipated to occur prior to August 24, 2016, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on August 24, 2016 and August 30, 2016, because shares will not be traded on BATS Exchange, Inc. (“BATS”), we cannot assure you that there will be a trading market for your shares.
Shareholders may sell their holdings of a Fund on BATS until the market close on August 23, 2016 and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares by August 30, 2016, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iSHARES® Baa - Ba RATED CORPORATE
BOND ETF
Ticker: QLTB	Stock Exchange: BATS
Investment Objective
The iShares Baa - Ba Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Baa1 to Ba3, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (formerly, Barclays Global Fund Advisors (“BGFA”)) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.30%	None	None	0.30%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Corporate Baa - Ba Capped Index (the “Underlying Index”), a subset of the Barclays U.S. Corporate Index and Barclays U.S. Corporate High Yield Index, which measures the performance of the taxable Baa1 – Ba3 rated fixed-rate U.S. dollar-denominated corporate bond market. The Underlying Index is market capitalization-weighted and caps individual issuers at 3% of the Underlying Index’s total market value.
The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated taxable fixed-rate securities with maturities of one year or more and $500 million or more of outstanding face value issued by U.S. and non-U.S. domiciled financial, industrials and utility corporations. In addition, only securities rated between Baa1 and Ba3 by Moody's Investors Service, Inc. (“Moody's”) (or the equivalent on another rating agency’s scale) by Fitch Ratings, Inc. (“Fitch”), or Standard & Poor’s Ratings Services, after dropping the highest and lowest available ratings, will be included in the Underlying Index. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. A portion of the Underlying Index is comprised of bonds that are rated below investment-grade and therefore are considered to be of lesser credit worthiness than bonds that possess higher ratings. The Underlying Index is rebalanced on the last business day of each month.
Securities eligible for inclusion in the Underlying Index must be registered with the SEC, have been exempt from registration at the time of issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with or, in the case of bonds rated below Baa3 by Moody's (or the equivalent on another rating agency's scale), without registration rights.
Senior and subordinated issues are included in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September 30, 2015, 14.54% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, Netherlands, Portugal, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, energy, financials, industrials, telecommunications and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Barclays Capital Inc. or its affiliates (the “Index Provider” or “Barclays”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund's prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with greater risks or other less favorable features or in securities with lower yields, which would result in a decline in the Fund's income.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades,

as well as the holding of securities by local banks, agents and depositories.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Energy Sector Risk. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, or “Baa3” by Moody's), or are unrated, may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The current historically low interest rate environment increases the risks associated with rising interest rates.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Many developed countries experienced a significant economic slowdown during the financial crisis that began in 2007. In addition, developed countries may be impacted by changes to the economic health of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Telecommunications Sector Risk. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 3.38% in the 1st quarter of 2014; the worst was -3.50% in the 2nd quarter of 2013.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2015)
	One Year	Since Fund Inception
(Inception Date: 4/24/2012)
Return Before Taxes	-2.33%	3.14%
Return After Taxes on Distributions[1]	-4.04%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-1.30%	1.72%
Barclays U.S. Corporate Baa - Ba Capped Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-2.07%	3.54%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-QLTB-0716
Investment Company Act file No.: 811-09729